                         TERM SHEET DATED JUNE 18, 1998

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 1998-5
                           $342,000,000 (APPROXIMATE)

                               Subject to Revision


SELLER/SERVICER:           Green Tree Financial Corporation ("Green Tree").
TRUSTEE:                   U.S. Bank National Association, St. Paul, Minnesota.

UNDERWRITERS:              Merrill Lynch & Co. (Sole)


TO CALL              AMOUNT          RATINGS           WAL @      EXP. FINAL
                                   MOODY'S/S&P       175% MHP      MATURITY
A-1               301,197,000        Aaa/AAA           6.55          2/15
M-1                24,950,000        Aa3/AA-           9.99          2/15
B-1                16,040,000       Baa1/BBB+          6.51          2/08
TO MATURITY
A-1               301,197,000        Aaa/AAA           6.82          2/23
M-1                24,950,000        Aa3/AA-           10.46         2/23

OTHER
CERTIFICATES:  The Class B-2 Certificates of $14,260,174 are not offered hereby.
               They will be retained by the Seller or an affiliate thereof.

FOR INFORMATION CONCERNING CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS, SEE "RISK FACTORS" IN THE PROSPECTUS SUPPLEMENT AND PROSPECTUS. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.




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CUT-OFF DATE:       May 31, 1998 for each Contract that has a scheduled
                    payment due in June 1998, June 15, 1998 for each Contract that has a first Scheduled payment due in July 1998 or thereafter.

LEGAL FINAL:        June 1, 2030

EXP. PRICING:       Week of June 15, 1998.

EXP. SETTLEMENT:    Week of June 22, 1998.

INTEREST/PRINCIPAL: The 1st day of each month (or if such 1st day is not a business day, the next succeeding business day), commencing on August 1, 1998.

ERISA: Subject to the conditions set forth in the Prospectus Supplement, the Class A-1 Certificates are ERISA eligible. No transfer of a Class M-1 Certificates or a Class B Certificates will be permitted to be made to any employee benefit plan subject to ERISA or to the Internal Revenue Code of 1986, as amended, unless an opinion of counsel is delivered to the Trustee.

SMMEA: The Class A-1 and the Class M-1 Certificates will be "legal investments" for certain types of institutional investors to the extent provided in that Act.

                    Because the Class B Certificates will not be rated in one of the two highest rating categories by Moody's or S&P, the Class B Certificates will not constitute "mortgage related securities" for purposes of SMMEA. Accordingly, many institutions with legal authority to invest in more highly rated securities based on first mortgage loans may not be legally authorized to invest in the Class B Certificates. See "Legal Investment Considerations" in the Prospectus Supplement and in the Prospectus. No representations are made as to any regulatory requirements or considerations (including without limitation regulatory capital requirements) applicable to the purchase of Class B Certificates by banks, savings and loan associations or other financial institutions, which institutions should consult their own counsel as to such matters.

TAX STATUS:         For federal income tax purposes, the Trust will be treated as two separate asset pools (the "Master REMIC" and the "Subsidiary REMIC"), each of which will be treated as a real estate mortgage


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

                    investment conduit ("REMIC"). The Class A-1 Certificates, the Class M-1 Certificates, the Class B Certificates and the Class B-3I Certificates will constitute "regular interests" in the Master REMIC and generally will be treated as debt instruments of the Trust for federal income tax purposes with payment terms equivalent to the terms of such Certificates. The Class C Master Certificates and Class C Subsidiary Certificates will constitute "residual interests" in the Master REMIC and the Subsidiary REMIC, respectively. The holders of the Offered Certificates will be required to include in income interest on such Certificates (including any original issue discount) in accordance with the accrual method of accounting. See "Certain Federal Income Tax Consequences" in the Prospectus.

OPTIONAL
REPURCHASE:         At its option either the Servicer or the Company may
                    repurchase from the Trust all remaining Contracts, and thereby effect early retirement of the Offered Certificates, on any Remittance Date when the Pool Scheduled Principal
                    Balance is less than 10% of the Cut-off Date Pool Principal
                    Balance.

CREDIT
ENHANCEMENT:        Class A-1: 15.5% subordination (Class M-1, B-1 and B-2) plus
                    Excess Spread (Class B-3I). Class M-1: 8.5% (Class B-1 and
                    B-2) plus Excess Spread (Class B-3I). Class B-1: 4.0% (Class
                    B-2) plus Excess Spread (Class B-3I). Class B-2: Limited
                    Guarantee plus Excess Spread.

THE CONTRACT
POOL: On the Closing Date, the Trust expects to purchase manufactured housing contracts having an aggregate principal balance of approximately $356,447,174 as of the Cut-off Date (the "Contracts").

DISTRIBUTIONS:      Certificateholders will be entitled to receive on each
                    Remittance Date commencing in August 1998, to the extent that the Amount Available in the Certificate Account
                    (together with, in the case of the Class B-2 Certificates, the Guarantee Payment, as described below) is sufficient therefore, distributions allocable to interest and principal, as described in the Prospectus Supplement. The
                    Amount Available on each Remittance Date generally includes the sum of (i) payments on the Contracts due and received during the related Due Period, (ii) prepayments and other unscheduled collections

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

                    received during the related Due Period, and (iii) all collections of principal on the Contracts received during the Due Period in which such Remittance Date occurs up to and including the third business day prior to such Remittance Date (but in no event later than the 25th day of the month prior to such Remittance Date), minus (iv) with respect to all Remittance Dates other than the Remittance Date in August 1998, all collections in respect of principal on the Contracts received during the related Due Period up to and including the third business day prior to such Remittance Date (but in no event later than the 25th day of the prior month).

                    The Amount Available in the Certificate Account with respect to any Distribution Date will be applied first to the distribution of interest on the Certificates, and then to the distribution of principal on the Certificates, in the manner and order of priority described below.

                    The "Due Period" with respect to any Remittance Date is the period from and including the 15th day of the second month preceding such Remittance Date, to and including the 14th day of the month immediately preceding such Remittance Date.

INTEREST ON THE
CLASS A-1, CLASS M-1
AND CLASS B-1
CERTIFICATES:       Interest will be distributable first to the Class A-1
                    Certificates, then to the Class M-1 Certificates and then to the Class B-1 Certificates. Interest on the outstanding
                    Class A-1 Principal Balance, Class M-1 Adjusted Principal
                    Balance, and Class B-1 Adjusted Principal Balance, as applicable, will accrue from the Settlement Date or from the most recent Remittance Date on which interest has been paid, to but excluding the following Remittance Date.

                    All Classes of Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis.

                    The "Class M-1 Adjusted Principal Balance" as of any Remittance Date is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount. The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts

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

                    previously distributed on account of principal of the Class M-1 Certificates.

                    The "Class B-1 Adjusted Principal Balance" as of any Remittance Date is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The Class B-1 Principal Balance is the original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.

                    In the event that, on a particular Remittance Date, the Amount Available in the Certificate Account, after payment of interest on each Class of Certificates that is senior to such Class of Certificates is not sufficient to make a full distribution of interest to the holders of such Class of Certificates, the amount of interest to be distributed in respect of such Class will be allocated among the outstanding Certificates of such Class pro rata in accordance with their respective entitlements to interest, and the amount of the shortfall will be carried forward and added to the amount such holders will be entitled to receive on the next Remittance Date. Any such amount so carried forward will bear interest at the applicable Remittance Rate, to the extent legally permissible.

PRINCIPAL ON THE
CLASS A-1, CLASS M-1
AND CLASS B-1
CERTIFICATES:       The Class A-1 Percentage for any Remittance Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of:
                    (i) the Class A-1 Principal Balance and (ii) if the Class
                    M-1 Distribution Test is satisfied on such Remittance Date, the Class M-1 Principal Balance, otherwise zero, and (iii) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                    The Class M-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A-1 Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied.

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

                    The Class M-1 Percentage for any Remittance Date will equal
                    (a) zero, if the Class A-1 Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A-1 Principal Balance, if any, (ii) the Class M-1 Principal Balance and (iii) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                    The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after August 2002; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 4.0%; (iii) the Average Thirty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 6.0%;
                    (iv) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.50%; and (vi) the sum of the Class M-1 Principal Balance and the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 23.25%.

                    The Class B-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A-1 Principal Balance and the Class M-1 Principal Balance have been reduced to zero or (ii) the Class B Distribution Test is satisfied.

                    The Class B Percentage for any Remittance Date will equal
                    (a) zero, if the Class A-1 Principal Balance and the Class M-1 Principal Balance have not yet been reduced to zero and the Class M-1 Distribution Test and the Class B Distribution Test are not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class B Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the

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

                    Class A-1 Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, and (iii) the Class B Principal Balance, all as of such Remittance Date.

                    The Class B Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after August 2002; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 4.0%; (iii) the Average Thirty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 6.0%;
                    (iv) the Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.50%; (vi) the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 12.75%; and (vii) the Class B Principal Balance must not be less than $10,000,000.

CLASS B-2
INTEREST:           Interest on the outstanding Class B-2 Principal Balance will accrue from the Settlement Date, or from the most recent
                    Remittance Date on which interest has been paid to but excluding the following Remittance Date.

                    To the extent of (i) the remaining Amount Available, if any, for a Remittance Date after payment of all interest and principal then payable on the Class A-1, Class M-1, and Class B-1 Certificates, and (ii) the Guarantee Payment, if any, for such date, interest will be paid to the Class B-2 Certificateholders on such Remittance Date at the Class B-2 Remittance Rate on the then outstanding Class B-2 Principal Balance. The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed to the Class B-2 Certificateholders (including any Guarantee Payments) on account of principal.

                    In the event that, on a particular Remittance Date, the remaining Amount Available in the Certificate Account plus any amounts actually paid under the

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

                    Limited Guarantee are not sufficient to make a full distribution of interest to the Class B-2 Certificateholders, the amount of the deficiency will be carried forward as an amount that the Class B-2 Certificateholders are entitled to receive on the next Remittance Date. Any amount so carried forward will, to the extent legally permissible, bear interest at the Class B-2 Remittance Rate.

CLASS B-2
PRINCIPAL:          Except for payments of the Class B-2 Liquidation Loss Amount under the Limited Guarantee, the Class B-2
                    Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class B-1 Principal
                    Balance has been reduced to zero (the "Class B-1 Cross-over
                    Date") and (ii) the Class B Distribution Test is satisfied;
                    provided, however, that if the Class A-1 Principal Balance, the Class M-1 Principal Balance and the Class B-1 Principal
                    Balance have been reduced to zero, the Class B-2
                    Certificateholders will nevertheless be entitled to receive principal. See "Description of the Certificates--Class B-2
                    Principal" in the Prospectus Supplement.

                    The Class B Percentage for any Remittance Date will equal
                    (a) zero, if the Class A-1 Principal Balance and the Class M-1 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class B Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A-1 Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, and (iii) the Class B Principal Balance, all as of such Remittance Date.

                    On each Remittance Date on which the Class B-2 Certificateholders are entitled to receive principal, the Class B Percentage of the Formula Principal Distribution Amount will be distributed, to the extent of the remaining Amount Available after payment of interest on the Class B-2 Certificates, to the extent of the remaining Amount Available after payment of interest on the Class B-2 Certificates, to the Class B-2 Certificateholders until the Class B-2 Principal Balance has been reduced to zero. The Company will be obligated under the Limited Guarantee to pay the amount, if any, by which the Class B Percentage of the Formula Principal Distribution Amount for such Remittance

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

                    Date exceeds the remaining Amount Available after payment of interest on the Class B-2 Certificates.

LOSSES ON LIQUIDATED
CONTRACTS:          The distribution of principal to the Class A-1, the Class
                    M-1, and the Class B-1 Certificateholders is intended to include the Class A-1 Percentage, the Class M-1 Percentage and the Class B Percentage, respectively, of the Scheduled
                    Principal Balance of each Contract that became a Liquidated
                    Contract during the related Due Period. If the Net
                    Liquidation Proceeds from such Liquidated Contract are less than the Scheduled Principal Balance of such Liquidated
                    Contract, the deficiency will, in effect, be absorbed by the Class B-3I Certificateholders, then the Monthly Servicing
                    Fee (so long as Green Tree is the Servicer), then the Class
                    B-2 Certificateholders, then the Class B-1
                    Certificateholders and then the Class M-1
                    Certificateholders, since a portion of the Amount Available equal to such deficiency and otherwise distributable to them will be paid to the Class A-1 Certificateholders.










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

                            CONTRACT CHARACTERISTICS

THE CONTRACT POOL

Number of MHCs in pool:                                  8,066
Wgt. Avg. Contract Rate:                                 9.06%
Range of Rates:                                          4.49% - 17.00%
Wgt. Avg. Orig. Maturity:                                317.4 months
Wgt. Avg. Rem. Maturity:                                 317.2 months
Avg. Rem Princ. Balance:                                 $44,191
Wgt. Avg. LTV:                                           86.80
New/Used:                                                81% / 19%
Park/Private:                                            24% / 76%
Single/Double:                                           25% / 75%
Land/Home:                                               44.62%
Land in Lieu:                                            0.36%
Step Rate:                                               4.12%
Conventional:                                            95.88%





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

                  GEOGRAPHIC DISTRIBUTION OF CONTRACT OBLIGORS


                                          AGGREGATE
                NUMBER OF             PRINCIPAL BALANCE              % OF
             CONTRACTS AS OF           OUTSTANDING AS           CUTOFF DATE POOL
STATE          CUTOFF DATE             OF CUTOFF DATE          PRINCIPAL BALANCE
-----        ---------------          -----------------        -----------------
AK                     1                   116,802                   0.03
AL                   490                17,670,952                   4.96
AR                   158                 5,040,777                   1.41
AZ                   153                 7,694,653                   2.16
CA                   171                 7,008,542                   1.97
CO                   185                11,022,573                   3.09
CT                     8                   203,545                   0.06
DE                    48                 2,209,285                   0.62
FL                   531                24,982,461                   7.01
GA                   431                18,409,324                   5.16
IA                    98                 3,963,906                   1.11
ID                    46                 2,419,884                   0.68
IL                   114                 4,220,917                   1.18
IN                   241                10,851,230                   3.04
KS                    84                 3,509,804                   0.98
KY                   200                 8,207,722                   2.30
LA                   146                 4,899,178                   1.37
MA                     3                    89,392                   0.03
MD                    31                 1,138,722                   0.32
ME                    58                 2,830,247                   0.79
MI                   458                25,625,509                   7.19
MN                   145                 4,883,022                   1.37
MO                   176                 6,075,994                   1.70
MS                   130                 4,268,282                   1.20
MT                    62                 3,022,980                   0.85
NC                 1,040                46,539,310                  13.06
ND                    31                   991,529                   0.28
NE                    40                 1,527,992                   0.43
NH                    49                 1,605,978                   0.45
NJ                     5                   378,984                   0.11
NM                   141                 7,375,395                   2.07
NV                    66                 4,107,689                   1.15
NY                    97                 3,793,426                   1.06
OH                   232                12,421,177                   3.48
OK                   163                 6,023,133                   1.69
OR                   108                 8,140,415                   2.28
PA                   152                 7,113,418                   2.00
RI                     3                    66,899                   0.02
SC                   355                14,859,969                   4.17
SD                    49                 1,824,753                   0.51
TN                   203                 8,139,822                   2.28
TX                   595                23,025,558                   6.46


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

UT                    28                 1,661,208                   0.47
VA                   143                 5,572,183                   1.56
VT                    23                 1,315,715                   0.37
WA                   118                 8,769,290                   2.46
WI                   119                 4,966,405                   1.39
WV                    86                 3,049,675                   0.86
WY                    52                 2,811,547                   0.79
                      --                 ---------                   ----
Total              8,066               356,447,174                 100.00


YEAR OF ORIGINATION OF CONTRACTS


                                   AGGREGATE PRINCIPAL
                     NUMBER OF          BALANCE                % OF
YEAR OF            CONTRACTS AS      OUTSTANDING AS       CUTOFF DATE POOL
ORIGINATION (1)   OF CUTOFF DATE     OF CUTOFF DATE      PRINCIPAL BALANCE
---------------   --------------     --------------      -----------------
1986                     1                   2,024                  *
1987                     1                  14,065                  *
1988                     0                       0               0.00
1989                     2                  43,586               0.01
1990                     2                  38,083               0.01
1991                     1                  30,821               0.01
1992                     3                 105,962               0.03
1993                     6                 240,629               0.07
1994                    36               2,026,022               0.57
1995                    54               3,161,626               0.89
1996                   105               6,744,561               1.89
1997                   129              10,055,123               2.82
1998                 7,726             333,984,673              93.70
                     -----             -----------              -----
Total                8,066             356,447,174             100.00

* Indicates an amount greater than zero but less than 0.005% of the aggregate principal balance of the Contracts as of the Cut-off Date.

(1) The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.





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

DISTRIBUTION OF ORIGINAL CONTRACTS AMOUNTS



                                       AGGREGATE PRINCIPAL
                        NUMBER OF           BALANCE                 % OF
ORIGINAL               CONTRACTS AS      OUTSTANDING AS       CUTOFF DATE POOL
CONTRACT AMOUNT ($)   OF CUTOFF DATE     OF CUTOFF DATE       PRINCIPAL BALANCE
-------------------   --------------     --------------       -----------------
Less than 10,000            299              2,308,958              0.65
10,000 - 19,999           1,061             16,109,989              4.52
20,000 - 29,999           1,442             36,514,238             10.24
30,000 - 39,999           1,453             50,340,117             14.12
40,000 - 49,999           1,031             46,015,440             12.91
50,000 - 59,999             832             45,460,041             12.75
60,000 - 69,999             623             40,208,020             11.28
70,000 - 79,999             430             32,017,329              8.98
80,000 -  89,999            376             31,822,019              8.93
90,000 -  99,999            234             22,290,867              6.25
100,000 - 109,999           126             13,187,669              3.70
110,000 - 119,999            69              7,884,519              2.21
120,000 - 129,999            43              5,328,247              1.49
130,000 - 139,999            20              2,652,374              0.74
140,000 - 149,999            10              1,439,526              0.40
150,000 - 159,999             5                772,377              0.22
160,000 - 169,999             5                819,596              0.23
170,000 - 179,999             5                871,399              0.24
180,000+                      2                404,450              0.11
                          -----            -----------            ------
Total                     8,066            356,447,174            100.00




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

DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF CONTRACTS

                                       AGGREGATE PRINCIPAL
                        NUMBER OF           BALANCE                 % OF
LOAN-TO-VALUE          CONTRACTS AS      OUTSTANDING AS       CUTOFF DATE POOL
RATIO                 OF CUTOFF DATE     OF CUTOFF DATE       PRINCIPAL BALANCE
-------------         --------------     --------------       -----------------
Less than 61.00             367            13,617,542                 3.82
61.00 - 65.99               102             4,537,351                 1.27
66.00 - 70.99               174             7,908,419                 2.22
71.00 - 75.99               225            11,071,903                 3.11
76.00 - 80.99               617            26,125,790                 7.33
81.00 - 85.99               924            44,198,377                12.40
86.00 - 90.99             2,761           125,039,053                35.08
91.00 - 95.99             2,544           109,522,612                30.73
Greater than 95.99          352            14,426,125                 4.05
                          -----           -----------               ------
Total                     8,066           356,447,174               100.00


INITIAL CONTRACT RATES

                                       AGGREGATE PRINCIPAL
                        NUMBER OF           BALANCE                 % OF
                       CONTRACTS AS      OUTSTANDING AS       CUTOFF DATE POOL
CONTRACT RATE         OF CUTOFF DATE     OF CUTOFF DATE       PRINCIPAL BALANCE
-------------         --------------     --------------       -----------------
Less than 5.01                 1                64,989               0.02
5.01 - 6.00                   21             1,291,829               0.36
6.01 - 7.00                  899            70,151,325              19.68
7.01 - 8.00                1,031            60,590,123              17.00
8.01 - 9.00                1,406            78,959,545              22.15
9.01 - 10.00               1,273            55,419,255              15.55
10.01 - 11.00              1,177            40,144,940              11.26
11.01 - 12.00              1,198            30,527,900               8.56
12.01 - 13.00                634            12,918,970               3.62
13.01 - 14.00                316             5,267,909               1.48
14.01 - 15.00                  6                75,993               0.02
15.01 - 16.00                 81               818,861               0.23
16.01 - 17.00                 23               215,535               0.06
                              --               -------               ----
Total                      8,066           356,447,174             100.00


[MERRILL LYNCH LOGO]                                                          14
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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

REMAINING MONTHS TO MATURITY OF CONTRACTS

                                       AGGREGATE PRINCIPAL
                        NUMBER OF           BALANCE                 % OF
REMAINING MOS.         CONTRACTS AS      OUTSTANDING AS       CUTOFF DATE POOL
TO MATURITY           OF CUTOFF DATE     OF CUTOFF DATE       PRINCIPAL BALANCE
-------------         --------------     --------------       -----------------
Less than 31                  1                  8,994                  *
31 - 60                     141              1,247,283               0.35
61 - 90                     284              4,084,194               1.15
91 - 120                    449              7,401,959               2.08
121 - 150                   162              3,525,371               0.99
151 - 180                 1,042             25,195,560               7.07
181 - 210                    49              2,008,890               0.56
211 - 240                 1,118             36,458,469              10.23
241 - 270                    36              2,225,735               0.62
271 - 300                   628             23,288,716               6.53
301 - 330                    20              1,332,340               0.37
331 - 360                 4,136            249,669,663              70.04
                          -----            -----------              -----
Total                     8,066            356,447,174             100.00

* Indicates an amount greater than zero but less than 0.005% of the aggregate principal balance of the Contracts as of the Cut-off Date.







[MERRILL LYNCH LOGO]                                                          15
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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                          MHP PREPAYMENT SENSITIVITIES

                75% MHP         100% MHP         125% MHP           150% MHP
                -------         --------         --------           --------
              WAL/Maturity     WAL/Maturity     WAL/Maturity      WAL/Maturity
To Call
A-1            10.82 11/22       9.44 11/20        8.30 9/18       7.37 11/16
M-1            15.72 11/22      13.78 11/20       12.14 9/18      10.81 11/16
B-1            10.91 3/14        9.20 1/12         7.90 4/10       6.93 11/08
B-2            21.41 11/22      19.26 11/20       17.20 9/18      15.50 11/16

To Maturity
A-1            11.00 5/27        9.66 9/26         8.56 10/25      7.64 7/24
M-1            16.02 5/27       14.16 9/26        12.57 10/25     11.26 7/24
B-1            10.91 3/14        9.20 1/12         7.90 4/10       6.93 11/08
B-2            23.98 10/28      22.65 10/28       21.39 10/28     20.29 10/28


                175% MHP        200% MHP         250% MHP           300% MHP
                -------         --------         --------           --------
              WAL/Maturity     WAL/Maturity     WAL/Maturity      WAL/Maturity
To Call
A-1             6.55 2/15        5.87 8/13        4.81 3/11         4.04 5/09
M-1             9.99 2/15        9.34 8/13        8.33 3/11         7.56 5/09
B-1             6.51 2/08        6.25 7/07        5.84 8/06         5.56 12/05
B-2            14.12 2/15       12.99 8/13       11.18 3/11         9.83 5/09

To Maturity
A-1             6.82 2/23        6.12 8/21        5.04 7/18         4.23 1/16
M-1            10.46 2/23        9.84 8/21        8.85 7/18         8.09 1/16
B-1             6.51 2/08        6.25 7/07        5.84 8/06         5.56 12/05
B-2            19.28 10/28      18.36 10/28      16.45 10/28       14.74 10/28





[MERRILL LYNCH LOGO]                                                          16
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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch
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

     The attached tables and other statistical analyses (the "Term Sheet") are privileged and confidential and are intended for use by the addressee only. This Term Sheet is furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

     Numerous assumptions were used in preparing the Term Sheet which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet and/or the assumptions upon which it is based reflect present market conditions or future market performance. This Term Sheet should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

     Any yields or weighted average lives shown in the Term Sheet are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Term Sheet. Furthermore, unless otherwise provided, the Term Sheet assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Term Sheet due to differences between the actual underlying assets and the hypothetical assets used in preparing the Term Sheet. The principal amount and designation of any security described in the Term Sheet are subject to change prior to issuance.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitations or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for final information on any matter discussed in this communication. All information in this Term Sheet will be superseded by the information in the final prospectus and prospectus supplement. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

     Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to


[MERRILL LYNCH LOGO]                                                          17
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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities. If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.








[MERRILL LYNCH LOGO]                                                          18
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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.